UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
August 22, 2008

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah (State or other jurisdiction of incorporation)	87-0401551 (IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01  Other Events

Franklin Covey Co. (the Company) is providing the following information regarding its operating results for the fiscal quarter and year ending August 31, 2008.

•
Sale of CSBU Assets.  During the fiscal quarter ending August 31 2008, the Company completed the sale of substantially all of the assets of its CSBU and expects to recognize a gain from this transaction.   The Company also incurred additional expenses related to the transaction that are expected to be included in the Company’s selling, general, and administrative expenses for the quarter and fiscal year ended August 31, 2008.

•
Restructuring Costs.  In addition to the sale of the CSBU assets, the Company is also in the process of restructuring its operations to improve its operating results in future periods.  These restructuring costs include items such as severance and lease termination costs.

•
Fiscal 2007 Sale of a Manufacturing Facility.  During the prior fiscal year, the Company completed the sale of a manufacturing facility and recognized a gain from the sale of the facility, which improved operating income for the fiscal year ended August 31, 2007.

•
Training Sales Performance.  The Company had a large sales transaction during the fourth quarter of fiscal 2007 that did not repeat during fiscal 2008 and delivered fewer training days in the fourth quarter of fiscal 2008 than in the corresponding quarter of fiscal 2007.

As a result of the above, the Company anticipates that its operating income, excluding the impact of the expected gain from the sale of the Consumer Solutions Business Unit (CSBU), for the fiscal quarter and year ending August 31, 2008, will be lower than its operating income for the fiscal quarter and year ended August 31, 2007.

The Company still believes that as a result of the restructuring activities referred to above and reasonable growth from operations, after a restructuring period, it can achieve operating income levels comparable to the period preceding the sale of the CSBU.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements related to, among other things, (1) the Company’s expected financial results for the quarter and fiscal year ended August 31, 2008; (2) the Company’s anticipated accounting treatment and effect of the sale of its CSBU; and (3) the Company’s belief concerning its future operating income.  These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, actual total costs incurred related to the sale of CSBU assets, actual costs incurred for restructuring activities and the future benefits of such activities, general economic conditions, the Company’s cash needs, and other risks and uncertainties outlined in the Company’s documents filed with the Securities and Exchange Commission (SEC), including the Company’s most recent annual report on Form 10-K for the fiscal year ended August 31, 2007 as filed with the SEC.  All forward-looking statements and other information in this current report are based upon information available as of the date of this report.  Such information may change or become invalid after the date of this report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.
Date:	August 22, 2008	By:	/s/ Stephen D. Young
Stephen D. Young Chief Financial Officer